SMP LOGO



FOR IMMEDIATE RELEASE

                                                  For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com


                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
                           FIRST QUARTER 2009 RESULTS


New York, NY, May 6, 2009......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months ending March 31, 2009.

Consolidated net sales for the first quarter of 2009 were $172.2 million, compared to consolidated net sales of $208.1 million during the comparable quarter in 2008. Earnings from continuing operations for the first quarter of 2009 were $787 thousand or 4 cents per diluted share, compared to $13.3 million or 68 cents per diluted share in the first quarter of 2008. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the first quarter of 2009 were $1.3 million or 7 cents, compared to $3.1 million or 17 cents per diluted share in the first quarter of 2008.


Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "While our results, both in terms of sales and profits, are below those of the comparable quarter a year ago, we have seen a nice bounce back since the fourth quarter of 2008. For the last few months of 2008, our aftermarket customers dramatically reduced their purchases from us, while their sales to end users remained healthy. During the first quarter 2009, their purchases have begun to return to more historic levels.


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                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

"However, sales remain down from a year ago. During our fourth quarter conference call, we outlined the reasons for this decline. They include: the divestiture of our Blue Streak Electronics joint venture; a fall in the exchange rates in the U.K. and Canada; a significant drop in OE/OES volume (though this business currently represents only about 12% of our total); a loss of a major portion of Carquest's business, which occurred at the end of 2008; and, in Four Seasons, a conscious decision not to offer a pre-season dating program.

"On the positive side, looking forward, we have gained two major retail accounts for our Temperature Control line. Further, we recently finalized an agreement with Federal-Mogul to acquire their wire and cable product line. The sale will close in approximately four months and will be an excellent addition to our wire and cable business. The operation will be fully absorbed into our existing facilities, without assuming any Federal-Mogul employees or facilities, and will be accretive to earnings before integration costs.

"While our gross margin percentage is slightly lower than a year ago, we anticipate positive comparisons for the balance of the year, as we continue to add production hours and improve efficiency in our three Mexican plants. We are also in the process of implementing a round of price increases.

"We are pleased with our improvement in operating expenses, which are $8 million below a year ago. While some of this is volume related, we are also seeing the results of aggressive cost and headcount reduction. For example, we have reduced headcount by close to 800 from a year ago, a 20% reduction.

"During this period, our number one priority has been to increase cash flow and reduce debt. During the last 12 months, from March 2008 to March 2009, we have reduced total debt by over $85 million. This has been accomplished through a variety of measures, which include: sale of our Long Island City building; substantial reductions in inventory and accounts receivable; a salary freeze; temporarily suspending the quarterly dividend; and all the other cost reduction measures mentioned above.

"In addition, we successfully concluded an exchange offer on May 1, 2009 for $12.3 million of existing debentures due in July into 15% convertible debentures maturing in April 2011. While we continue to explore other means of outside financing, we are confident that with the steps we have taken we have sufficient availability in place to redeem the $32.1 million remaining bonds due in July.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Wednesday, May 6, 2009. The dial in number is 800-895-0198 (domestic) or 785-424-1053 (international). The playback number is 800-839-8389 (domestic) or 402-271-9156 (international). The conference ID # is STANDARD.



UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.

                                       ###

                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations


(In thousands, except per share amounts)


                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                             2009           2008
                                                        ------------    ------------
                                                                (Unaudited)
NET SALES                                               $    172,222    $    208,084

COST OF SALES                                                131,329         156,860
                                                        ------------    ------------

GROSS PROFIT                                                  40,893          51,224

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                    36,019          43,859
RESTRUCTURING AND INTEGRATION EXPENSES                         1,163           2,836
                                                        ------------    ------------

OPERATING INCOME                                               3,711           4,529

OTHER INCOME, NET                                                105          20,362

INTEREST EXPENSE                                               2,477           4,134
                                                        ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES               1,339          20,757

INCOME TAX EXPENSE                                               552           7,410
                                                        ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS                              787          13,347

LOSS FROM DISCONTINUED OPERATION, NET OF TAX                    (260)           (326)
                                                        ------------    ------------

NET EARNINGS                                            $        527    $     13,021
                                                        ============    ============



NET EARNINGS PER COMMON SHARE:

   BASIC EARNINGS FROM CONTINUING OPERATIONS            $       0.04    $       0.73
   DISCONTINUED OPERATION                                      (0.01)          (0.02)
                                                        ------------    ------------
   NET EARNINGS PER COMMON SHARE - BASIC                $       0.03    $       0.71
                                                        ============    ============


   DILUTED EARNINGS FROM CONTINUING OPERATIONS          $       0.04    $       0.68
   DISCONTINUED OPERATION                                      (0.01)          (0.02)
                                                        ------------    ------------
   NET EARNINGS PER COMMON SHARE - DILUTED              $       0.03    $       0.66
                                                        ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES                  18,596,218      18,307,686
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES     18,596,218      21,141,964


                    STANDARD MOTOR PRODUCTS, INC.
             Reconciliation of GAAP and Non-GAAP Measures




(In thousands, except per share amounts)


EARNINGS FROM CONTINUING OPERATIONS                                2009          2008
                                                                 ---------    ----------


GAAP EARNINGS FROM CONTINUING OPERATIONS                         $     787    $   13,347
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)                    707         1,702
LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)                         --             882
GAIN FROM SALE OF BUILDING (NET OF TAX)                               (157)      (12,875)
                                                                 ---------    ----------
NON-GAAP EARNINGS FROM CONTINUING OPERATIONS                     $   1,337    $    3,056
                                                                 =========    ==========


DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS
GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS       $    0.04    $     0.68
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)                   0.04          0.09
LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)                         --            0.05
GAIN FROM SALE OF BUILDING (NET OF TAX)                              (0.01)        (0.65)
                                                                 ---------    ----------

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS   $    0.07    $     0.17
                                                                 =========    ==========






MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED
EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE
NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW
OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS
REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING
OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH
NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED
ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP
MEASURES OF PERFORMANCE.



                          STANDARD MOTOR PRODUCTS, INC.
                      Condensed Consolidated Balance Sheets



(In thousands)


                                                           March 31,  December 31,
                                                             2009         2008
                                                           --------     --------
                                                          (Unaudited)

                            ASSETS

CASH                                                       $ 10,985     $  6,608

ACCOUNTS RECEIVABLE, GROSS                                  192,960      184,422
ALLOWANCE FOR DOUBTFUL ACCOUNTS                              11,288       10,021
                                                           --------     --------
ACCOUNTS RECEIVABLE, NET                                    181,672      174,401

INVENTORIES                                                 212,251      232,435
ASSETS HELD FOR SALE                                          1,603        1,654
OTHER CURRENT ASSETS                                         31,147       32,497

                                                           --------     --------
TOTAL CURRENT ASSETS                                        437,658      447,595
                                                           --------     --------

PROPERTY, PLANT AND EQUIPMENT, NET                           65,390       66,901
GOODWILL AND OTHER INTANGIBLES                               15,736       16,285
OTHER ASSETS                                                 39,444       44,246

                                                           --------     --------
TOTAL ASSETS                                               $558,228     $575,027
                                                           --------     --------


             LIABILITIES AND STOCKHOLDERS' EQUITY


NOTES PAYABLE                                              $139,139     $148,931
CURRENT PORTION OF LONG TERM DEBT                            44,950       44,953
ACCOUNTS PAYABLE TRADE                                       54,783       68,312
ACCRUED CUSTOMER RETURNS                                     24,411       19,664
OTHER CURRENT LIABILITIES                                    65,535       61,136

                                                           --------     --------
TOTAL CURRENT LIABILITIES                                   328,818      342,996
                                                           --------     --------

LONG-TERM DEBT                                                  242          273
ACCRUED ASBESTOS LIABILITY                                   23,673       23,758
OTHER LIABILITIES                                            43,240       44,455

                                                           --------     --------
 TOTAL LIABILITIES                                          395,973      411,482
                                                           --------     --------

 TOTAL STOCKHOLDERS' EQUITY                                 162,255      163,545

                                                           --------     --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $558,228     $575,027
                                                           ========     ========



                          STANDARD MOTOR PRODUCTS, INC.
                      Segment Revenues and Operating Profit


(In thousands)


                                           THREE MONTHS ENDED
                                                 March 31,
                                       2009                   2008
                                    ---------             ---------
                                               (unaudited)
REVENUES
Engine Management                   $ 122,887             $ 143,362
Temperature Control                    40,260                49,573
Europe                                  7,539                11,244
All Other                               1,536                 3,905
                                    ---------             ---------
                                    $ 172,222             $ 208,084
                                    =========             =========

GROSS MARGIN
Engine Management                   $  30,498    24.8%    $  36,385    25.4%
Temperature Control                     6,247    15.5%        7,712    15.6%
Europe                                  1,855    24.6%        3,194    28.4%
All Other                               2,293                 3,933
                                    ---------             ---------
                                    $  40,893    23.7%    $  51,224    24.6%
                                    =========             =========

SELLING, GENERAL & ADMINISTRATIVE
Engine Management                   $  21,912    17.8%    $  24,411    17.0%
Temperature Control                     7,384    18.3%        8,456    17.1%
Europe                                  1,673    22.2%        2,698    24.0%
All Other                               5,050                 8,294
                                    ---------             ---------
                                       36,019    20.9%       43,859    21.1%
Restructuring & Integration             1,163     0.7%        2,836     1.3%
                                    ---------             ---------
                                    $  37,182    21.6%    $  46,695    22.4%
                                    =========             =========


OPERATING PROFIT
Engine Management                   $   8,585     7.0%    $  11,974     8.4%
Temperature Control                    (1,138)   -2.8%         (744)   -1.5%
Europe                                    183     2.4%          496     4.4%
All Other                              (2,756)               (4,361)
                                    ---------             ---------
                                        4,874     2.8%        7,365     3.5%
Restructuring & Integration             1,163     0.6%        2,836     1.3%
                                    ---------             ---------
                                    $   3,711     2.2%    $   4,529     2.2%
                                    =========             =========
